SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):       11/25/02


Residential Asset Mortgage Products, GMACM Mortgage Loan Trust, Series 2002-GH1 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On November 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated        11/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D      11/25/02


GMACM Mortgage Loan Trust
  Series 2002-GH1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:      November 25, 2002

DISTRIBUTION SUMMARY


        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution
A	440,703,000.00	325,408,545.25	23,545,667.78
M-1	16,322,000.00	16,322,000.00	0.00
M-2	4,664,000.00	4,664,000.00	0.00
B	4,663,000.00	4,663,000.00	0.00
R	0.00	        0.00	        0.00
Totals	466,352,000.00	351,057,545.25	23,545,667.78












     Pass-Through Rate    Interest Distribution
A	2.13	              596,853.51
M-1	2.53	              35,559.29
M-2	3.13	              12,570.78
B	3.73	              14,977.30
R	0	              1,360,776.34
Totals		              2,020,737.22







            Ending Balance
A	301,862,877.47
M-1	16,322,000.00
M-2	4,664,000.00
B	4,663,000.00
R	0.00
Totals	327,511,877.47







     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional
				                        Balance
A	36185NRS1	53.42751871	1.354321406	684.9576188
M-1	36185NRT9	0	        2.178611111	1000
M-2	36185NRU6	0	        2.695277778	1000
B	36185NRV4	0	        3.211944444	1000
R		        0	        0	        0
Totals		        50.48904643	4.333072915	702.28


Pool Level Data
Distribution Date		 11/25/2002
Cut-off Date		         3/1/2002
Determination Date		 11/1/2002
Accrual Period 30/360		 10/1/2002
		                 11/1/2002
Number of Days in 30/360 Accrual Period		30
Number of Days in Actual Accrual Period		31


Collateral	Information
Group 1
Cut-Off Date Balance		                        466,389,434.21
Beginning Aggregate Pool Stated Principal	Balance	358,052,826.34
Ending Aggregate Pool Stated Principal Balance		334,507,158.56
Beginning Aggregate Certificate Stated	Principal Bal	351,057,545.25
Ending Aggregate Certificate Stated Principal	Bal	327,511,877.47
Beginning Aggregate Loan Count		                2465
Loans Paid Off or Otherwise Removed Pursuant to PSA	131
Ending Aggregate Loan Count		                2334
Beginning Weighted Average Loan Rate (WAC)		7.27%
Ending Weighted Average Loan Rate (WAC)		        7.28%
Beginning Net Weighted Average Loan Rate		6.77%
Ending Net Weighted Average Loan Rate		        6.78%
Weighted Average Maturity (WAM) (Months)		213
Servicer Advances		                        0
Aggregate Pool Paid-in-fulls		                22,906,256.48
Aggregate Pool Curtailment Principal		        177,181.37
Pool Prepayment Rate		                         55.1015 CPR



Prepayment Compensation
Total Gross Prepayment Interest Shortfall		14,489.41
Compensation for Gross PPIS from Servicing	Fees	14,489.41
Other Gross PPIS Compensation		                0
Total Net PPIS (Non-Supported PPIS)		        0


Master Servicing Fees Paid		134,699.06
Total Fees		                134,699.06

	Delinquency Information
Group 1

Delinquency	                30-59 Days	60-89 Days	90-179 Days	180+ Days

Scheduled Principal Balance	13,106,311.37	4,479,352.13	4,307,845.14	1,118,009.39
                                Totals	23,011,518.03
                                30-59 	60-89 	90-179 	180+   Total
Percentage of Total Pool Bal     3.92%	1.34%	1.29%	0.33%	6.88%
Number of Loans	                 100	25	31	8	164
Percentage of Total Loans	4.28%	1.07%	1.33%	0.34%	7.03%

Foreclosure
Scheduled Principal Balance	0	0	0	0.00	0
Percentage of Total Pool Bal    0.00%	0.00%	0.00%	0.00%	0.00%
Number of Loans	                0	0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%	0.00%

Bankruptcy
Scheduled Principal Balance	0	0	0	0	0
Percentage of Total Pool Bal	0.00%	0.00%	0.00%	0.00%	0.00%
Number of Loans           	0	0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%	0.00%

REO
Scheduled Principal Balance	0	0	0	0.00	0
Percentage of Total Pool Bal	0.00%	0.00%	0.00%	0.00%	0.00%
Number of Loans	                0	0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%	0.00%

Book Value of all REO Loans					0
Percentage of Total Pool Balance				0.00%
Current Realized Losses					        0
Additional Gains	(Recoveries)/Losses			0
Total Realized Losses					        0


Subordination/Credit	Enhancement	Information

Credit Support				Original	Current
Class A				      466,352,000.00	327,511,877.47
Class A Percentage			100.00%	        100.00%





OVERCOLLATERALIZATION	INFORMATION

Target Overcollaterlization Amount				6,995,281.09
Ending OverCollateralization	Amount				6,995,281.09
OverCollateralization	Defiency Amount				0
OverCollateralization	Release Amount				0

	CASHFLOW ADJUSTMENTS

OTHER PRINCIPAL		497.82





        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Loan Trust
  Series 2002-GH1


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA